GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates performance and allocates resources on the basis of adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs and infrequent or unusual non-operating items. The Company excludes net investment gains (losses) and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate.

Consolidated Statements of Income
(amounts in thousands, except per share amounts)

	2022 3Q	2022 2Q	2022 1Q	2022 Total	2021 4Q	2021 3Q	2021 2Q	2021 1Q	2021 Total
REVENUES:									
Premiums	$235,060	$237,386	$234,279	$706,725	$236,864	$243,063	$242,480	$252,542	$974,949
Net investment income	39,493	35,776	35,146	110,415	35,246	35,995	34,689	35,259	141,189
Net investment gains (losses)	(42)	(381)	(339)	(762)	5	580	(1,753)	(956)	(2,124)
Other income	564	760	502	1,826	727	671	705	1,738	3,841
Total revenues	**275,075**	**273,541**	**269,588**	**818,204**	**272,842**	**280,309**	**276,121**	**288,583**	**1,117,855**
LOSSES AND EXPENSES:									
Losses incurred	(40,309)	(61,563)	(10,446)	(112,318)	5,972	34,124	30,003	55,374	125,473
Acquisition and operating expenses, net of deferrals	54,523	58,201	54,262	166,986	55,630	55,151	63,050	57,622	231,453
Amortization of deferred acquisition costs and intangibles	3,338	3,230	3,090	9,658	3,600	3,669	3,597	3,838	14,704
Interest expense	12,879	12,786	12,776	38,441	12,771	12,756	12,745	12,737	51,009
Total losses and expenses	**30,431**	**12,654**	**59,682**	**102,767**	**77,973**	**105,700**	**109,395**	**129,571**	**422,639**
INCOME BEFORE INCOME TAXES	244,644	260,887	209,906	715,437	194,869	174,609	166,726	159,012	695,216
Provision for income taxes	53,658	56,152	45,276	155,086	41,335	37,401	35,914	33,881	148,531
NET INCOME	**$190,986**	**$204,735**	**$164,630**	**$560,351**	**$153,534**	**$137,208**	**$130,812**	**$125,131**	**$546,685**
Net investment (gains) losses	$42	$381	$339	$762	($5)	($580)	$1,753	$956	$2,124
Costs associated with reorganization	(156)	104	222	170	89	339	2,316	0	2,744
Taxes on adjustments	24	(102)	(118)	(196)	(17)	50	(854)	(201)	(1,022)
Adjusted Operating Income	**$190,896**	**$205,118**	**$165,073**	**$561,087**	**$153,601**	**$137,017**	**$134,027**	**$125,886**	**$550,531**
Loss ratio [1]	(17)%	(26)%	(4)%	(16)%	3%	14%	12%	22%	13%
Expense ratio [2]	25%	26%	24%	25%	25%	24%	27%	24%	25%
Earnings Per Share Data:									
Net income per share									
Basic	$1.17	$1.26	$1.01	$3.44	$0.94	$0.84	$0.80	$0.77	$3.36
Diluted	$1.17	$1.25	$1.01	$3.43	$0.94	$0.84	$0.80	$0.77	$3.36
Adj operating income per share									
Basic	$1.17	$1.26	$1.01	$3.44	$0.94	$0.84	$0.82	$0.77	$3.38
Diluted	$1.17	$1.26	$1.01	$3.44	$0.94	$0.84	$0.82	$0.77	$3.38
Weighted-average common shares outstanding									
Basic	162,843	162,842	162,841	162,842	162,840	162,840	162,840	162,840	162,840
Diluted	163,376	163,225	163,054	163,219	162,985	162,852	162,840	162,840	162,879

[1] The ratio of losses incurred to net earned premiums.

[2] The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by zero percentage points for the three months ended September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, one percentage point for the three months ended September 30, 2021, two percentage points for the three months ended June 30, 2021 and one percentage point for the three months ended March 31, 2021.

Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Investments:							
Fixed maturity securities available-for-sale, at fair value	$4,877,902	$4,909,362	$5,093,084	$5,266,339	$5,376,067	$5,256,467	$5,106,128
Short term investments	2,434	0	0	0	12,500	12,499	12,500
Total investments	**4,880,336**	**4,909,362**	**5,093,084**	**5,266,339**	**5,388,567**	**5,268,966**	**5,118,628**
Cash and cash equivalents	535,775	583,947	440,160	425,828	451,582	435,323	431,335
Accrued investment income	35,896	33,103	32,565	31,061	31,372	30,843	28,821
Deferred acquisition costs	26,310	26,689	27,000	27,220	27,788	28,322	28,544
Premiums receivable	40,331	41,036	40,381	42,266	43,425	43,287	42,454
Deferred tax asset	135,152	98,695	56,060	0	0	0	0
Other assets	69,040	67,601	103,157	73,059	48,572	55,348	49,921
Total assets	**$5,722,840**	**$5,760,433**	**$5,792,407**	**$5,865,773**	**$5,991,306**	**$5,862,089**	**$5,699,703**
Liabilities and Shareholder's Interest							
Liabilities:							
Loss reserves	$510,237	$558,894	$625,279	$641,325	$648,365	$624,256	$603,528
Unearned premiums	212,987	224,781	236,410	246,319	254,806	263,573	280,742
Other liabilities	140,413	154,656	141,125	130,604	129,464	119,289	121,609
Long-term borrowings	742,211	741,602	741,004	740,416	739,838	739,269	738,711
Deferred tax liability	0	0	0	1,586	17,452	25,851	19,787
Total liabilities	**1,605,848**	**1,679,933**	**1,743,818**	**1,760,250**	**1,789,925**	**1,772,238**	**1,764,377**
Equity:							
Common stock	1,628	1,628	1,628	1,628	1,628	1,628	1,628
Additional paid-in capital	2,379,576	2,377,042	2,374,568	2,371,861	2,369,822	2,369,601	2,368,782
Accumulated other comprehensive income	(427,085)	(293,027)	(140,690)	83,581	133,955	159,854	136,960
Retained earnings	2,162,873	1,994,857	1,813,083	1,648,453	1,695,976	1,558,768	1,427,956
Total equity	**$4,116,992**	**$4,080,500**	**$4,048,589**	**$4,105,523**	**$4,201,381**	**$4,089,851**	**$3,935,326**
Total liabilities and equity	**$5,722,840**	**$5,760,433**	**$5,792,407**	**$5,865,773**	**$5,991,306**	**$5,862,089**	**$5,699,703**
Book value per share	$25.28	$25.06	$24.86	$25.21	$25.80	$25.12	$24.17
Book value per share excluding accumulated other comprehensive income	$27.90	$26.86	$25.73	$24.70	$24.98	$24.13	$23.33
U.S. GAAP ROE (1)	**18.6 %**	**20.1 %**	**16.2 %**	**14.8 %**	**13.2 %**	**13.0 %**	**12.8 %**
Net investment (gains) losses	**0.0 %**	**0.0 %**	**0.0 %**	0.0 %	(0.1)%	0.2 %	0.1 %
Costs associated with reorganization	**0.0 %**	**0.0 %**	**0.0 %**	0.0 %	0.0 %	0.2 %	0.0 %
Taxes on adjustments	**0.0 %**	**0.0 %**	**0.0 %**	0.0 %	0.0 %	(0.1)%	0.0 %
Adjusted Operating ROE(2)	**18.6 %**	**20.2 %**	**16.2 %**	**14.8 %**	**13.2 %**	**13.4 %**	**12.9 %**
Debt to capital ratio	**15%**	**15%**	**15%**	**15%**	**15%**	**15%**	**16%**

(1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

(2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods' ending total stockholders' equity.

Primary New Insurance Written Metrics
(amounts in millions)

	2022								2021									
	3Q		2Q		1Q		Total		4Q		3Q		2Q		1Q		Total	
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Product																		
Primary	$15,069	100%	$17,448	100%	$18,823	100 %	$51,340	100 %	$21,441	100 %	$23,972	100 %	$26,657	100 %	$24,934	100 %	$97,004	100 %
Pool	0	- %	0	- %	0	- %	0	- %	0	- %	0	- %	0	- %	0	- %	0	- %
Total	**$15,069**	**100%**	**$17,448**	**100%**	**$18,823**	**100 %**	**$51,340**	**100 %**	**$21,441**	**100 %**	**$23,972**	**100 %**	**$26,657**	**100 %**	**$24,934**	**100 %**	**$97,004**	**100 %**
Origination																		
Purchase	$14,634	97 %	$16,802	96 %	$17,326	92 %	$48,762	95 %	$19,284	90 %	$20,988	88 %	$21,143	79 %	$15,500	62 %	$76,915	79 %
Refinance	435	3 %	646	4 %	1,497	8 %	2,578	5 %	2,157	10 %	2,984	12 %	5,514	21 %	9,434	38 %	20,089	21 %
Total Primary	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$51,340**	**100 %**	**$21,441**	**100 %**	**$23,972**	**100 %**	**$26,657**	**100 %**	**$24,934**	**100 %**	**$97,004**	**100 %**
Payment Type																		
Monthly	$14,138	94 %	$16,169	93 %	$17,071	91 %	$47,378	92 %	$19,395	91 %	$21,475	90 %	$24,887	93 %	$23,358	94 %	$89,115	92 %
Single	890	6 %	1,218	7 %	1,690	9 %	3,798	8 %	1,991	9 %	2,431	10 %	1,686	7 %	1,446	6 %	7,554	8 %
Other[1]	41	- %	61	- %	62	- %	164	- %	55	- %	66	- %	84	- %	130	- %	335	- %
Total Primary	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$51,340**	**100 %**	**$21,441**	**100 %**	**$23,972**	**100 %**	**$26,657**	**100 %**	**$24,934**	**100 %**	**$97,004**	**100 %**
FICO Scores																		
Over 760	$6,948	46%	$7,981	45%	$8,359	45 %	$23,288	45 %	$9,401	44 %	$10,708	45 %	$11,762	44 %	$10,520	42 %	$42,391	44 %
740 - 759	2,554	17%	2,916	17%	3,085	16 %	8,555	17 %	3,406	16 %	3,830	16 %	3,995	15 %	3,836	15 %	15,067	16 %
720 - 739	2,106	14%	2,530	15%	2,515	13 %	7,151	14 %	2,844	13 %	3,177	13 %	3,467	13 %	3,423	14 %	12,911	13 %
700 - 719	1,531	10%	1,917	11%	1,952	10 %	5,400	10 %	2,257	11 %	2,702	11 %	3,131	12 %	2,979	12 %	11,069	11 %
680 - 699	1,085	7%	1,099	6%	1,316	7 %	3,500	7 %	1,589	7 %	1,875	8 %	2,513	9 %	2,480	10 %	8,457	9 %
660 - 679[2]	527	3%	598	3%	931	5 %	2,056	4 %	1,106	5 %	1,010	4 %	1,068	4 %	983	4 %	4,167	4 %
640 - 659	234	2%	297	2%	486	3 %	1,017	2 %	611	3 %	504	2 %	547	2 %	511	2 %	2,173	2 %
620 - 639	79	1%	106	1%	173	1 %	358	1 %	223	1 %	166	1 %	174	1 %	202	1 %	765	1 %
<620	5	- %	4	- %	6	- %	15	- %	4	- %	0	- %	0	- %	0	- %	4	- %
Total Primary	**$15,069**	**100 %**	**$17,448**	**100 %**	**$18,823**	**100 %**	**$51,340**	**100 %**	**$21,441**	**100 %**	**$23,972**	**100 %**	**$26,657**	**100 %**	**$24,934**	**100 %**	**$97,004**	**100 %**
Weighted Avg FICO	749		748		746		748		745		747		746		745		746	
Loan-To-Value Ratio																		
95.01% and above	$1,741	11%	$2,177	12%	$3,146	17 %	$7,064	14 %	$3,660	17 %	$3,396	14 %	$2,767	11 %	$2,241	9 %	$12,064	12 %
90.01% to 95.00%	6,184	41%	7,458	43%	6,682	35 %	20,324	39 %	7,548	35 %	8,838	37 %	10,758	40 %	9,453	38 %	36,597	38 %
85.01% to 90.00%	5,094	34%	5,207	30%	5,620	30 %	15,921	31 %	6,253	29 %	7,454	31 %	8,618	32 %	8,392	34 %	30,717	32 %
85.00% and below	2,050	14%	2,606	15%	3,375	18 %	8,031	16 %	3,980	19 %	4,284	18 %	4,514	17 %	4,848	19 %	17,626	18 %
Total Primary	**$15,069**	**100%**	**$17,448**	**100%**	**$18,823**	**100 %**	**$51,340**	**100 %**	**$21,441**	**100 %**	**$23,972**	**100 %**	**$26,657**	**100 %**	**$24,934**	**100 %**	**$97,004**	**100 %**
Weighted Avg LTV	92 %		92 %		92 %		92 %		92 %		92 %		92 %		92 %		92 %	
Debt-To-Income Ratio																		
45.01% and above	$3,728	25%	$4,067	23%	$4,452	24 %	$12,247	24 %	$4,977	23 %	$4,167	17 %	$3,269	12 %	$2,566	10 %	$14,979	15 %
38.01% to 45.00%	5,681	38%	6,436	37%	6,361	34 %	18,478	36 %	7,047	33 %	7,949	33 %	9,204	35 %	8,746	35 %	32,946	34 %
38.00% and below	5,660	37%	6,945	40%	8,010	42 %	20,615	40 %	9,417	44 %	11,856	50 %	14,184	53 %	13,622	55 %	49,079	51 %
Total Primary	**$15,069**	**100%**	**$17,448**	**100%**	**$18,823**	**100 %**	**$51,340**	**100 %**	**$21,441**	**100 %**	**$23,972**	**100 %**	**$26,657**	**100 %**	**$24,934**	**100 %**	**$97,004**	**100 %**
Weighted Avg DTI	39 %		39 %		38 %		39 %		38 %		37 %		36 %		36 %		37 %	
Avg loan size (thousands)	$350		$345		$334		$339		$318		$312		$304		$292		$305	

(1) Includes loans with annual and split payment types.

(2) Loans with unknown FICO scores are included in the 660-679 category.

Insurance In-Force (IIF)[1] Metrics
Excludes Run-off business, which is immaterial to our results
(amounts in millions)

	2022						2021							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
Product														
Primary	$241,813	100 %	$237,563	100 %	$231,853	100 %	$226,514	100 %	$222,464	100 %	$217,477	100 %	$210,187	100 %
Pool	531	- %	564	- %	600	- %	641	- %	771	- %	798	- %	841	- %
Total	**$242,344**	**100 %**	**$238,127**	**100 %**	**$232,453**	**100 %**	**$227,155**	**100 %**	**$223,235**	**100 %**	**$218,275**	**100 %**	**$211,028**	**100 %**
Origination														
Purchase	$199,322	82 %	$192,499	81 %	$184,080	79 %	$176,550	78 %	$169,944	76 %	$162,832	75 %	$156,298	74 %
Refinance	42,491	18 %	45,064	19 %	47,773	21 %	49,964	22 %	52,520	24 %	54,645	25 %	53,889	26 %
Total Primary	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**	**$226,514**	**100 %**	**$222,464**	**100 %**	**$217,477**	**100 %**	**$210,187**	**100 %**
Payment Type														
Monthly	$211,062	87 %	$206,361	87 %	$200,304	86 %	$194,826	86 %	$190,702	86 %	$185,694	85 %	$177,126	84 %
Single	28,550	12 %	28,945	12 %	29,198	13 %	29,205	13 %	29,013	13 %	28,743	13 %	29,653	14 %
Other[2]	2,201	1 %	2,257	1 %	2,351	1 %	2,483	1 %	2,749	1 %	3,040	2 %	3,408	2 %
Total Primary	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**	**$226,514**	**100 %**	**$222,464**	**100 %**	**$217,477**	**100 %**	**$210,187**	**100 %**
Book Year														
2008 and prior	$6,849	3 %	$7,246	3 %	$7,723	3 %	$8,196	3 %	$8,963	4 %	$9,682	4 %	$10,500	5 %
2009-2014	2,293	1 %	2,577	1 %	2,946	1 %	3,369	2 %	3,949	2 %	4,670	3 %	5,570	2 %
2015	3,133	1 %	3,526	1 %	3,960	2 %	4,488	2 %	5,087	2 %	5,810	3 %	6,729	3 %
2016	6,772	3 %	7,377	3 %	8,076	4 %	8,997	4 %	10,082	4 %	11,499	5 %	13,213	6 %
2017	6,818	3 %	7,328	3 %	8,023	4 %	8,962	4 %	10,185	5 %	11,763	5 %	13,817	7 %
2018	7,133	3 %	7,613	3 %	8,306	4 %	9,263	4 %	10,568	5 %	12,289	6 %	14,618	7 %
2019	17,070	7 %	18,141	8 %	19,609	8 %	21,730	10 %	24,884	11 %	28,842	13 %	33,430	16 %
2020	58,497	24 %	62,154	26 %	65,807	28 %	69,963	31 %	75,785	34 %	82,308	38 %	87,599	42 %
2021	83,740	35 %	86,175	37 %	88,757	38 %	91,546	40 %	72,961	33 %	50,614	23 %	24,711	12 %
2022	49,508	20 %	35,426	15 %	18,646	8 %	0	- %	0	- %	0	- %	0	- %
Total Primary	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**	**$226,514**	**100 %**	**$222,464**	**100 %**	**$217,477**	**100 %**	**$210,187**	**100 %**

[1] Primary insurance in-force represents aggregate unpaid balance for loans the company insures.

[2] Includes loans with annual and split payment types.

Insurance In-Force (IIF)[1] Metrics

Excludes Run-off business, which is immaterial to our results
(amounts in millions)

	2022						2021							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF	IIF	% of IIF
FICO Scores														
Over 760	$99,177	41 %	$96,625	40 %	$93,222	40 %	$89,982	40 %	$87,073	39 %	$83,602	38 %	$79,285	38 %
740 - 759	38,731	16 %	37,853	16 %	36,821	16 %	35,874	16 %	35,177	16 %	34,402	16 %	33,607	16 %
720 - 739	33,874	14 %	33,263	14 %	32,363	14 %	31,730	14 %	31,374	14 %	30,964	14 %	30,295	14 %
700 - 719	28,384	12 %	28,136	12 %	27,620	12 %	27,359	12 %	27,371	12 %	27,032	12 %	26,309	13 %
680 - 699	21,294	9 %	21,221	9 %	21,259	9 %	21,270	9 %	21,458	10 %	21,469	10 %	20,777	10 %
660 -679[2]	10,842	4 %	10,822	5 %	10,805	5 %	10,549	5 %	10,309	5 %	10,191	6 %	10,001	5 %
640 - 659	6,115	3 %	6,154	3 %	6,188	3 %	6,124	3 %	6,009	3 %	6,008	3 %	5,981	3 %
620 - 639	2,663	1 %	2,725	1 %	2,774	1 %	2,783	1 %	2,787	1 %	2,838	1 %	2,893	1 %
<620	733	- %	764	- %	801	- %	843	- %	906	- %	971	- %	1,039	- %
Total Primary	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**	**$226,514**	**100 %**	**$222,464**	**100 %**	**$217,477**	**100 %**	**$210,187**	**100 %**
Weighted Avg FICO	743		743		742		741		741		740		740	
Loan-To-Value Ratio														
95.01% and above	$38,099	16 %	$37,636	16 %	$36,867	16 %	$35,455	16 %	$34,259	15 %	$33,657	15 %	$33,757	16 %
90.01% to 95.00%	101,164	42 %	99,303	41 %	96,419	42 %	95,149	42 %	94,888	43 %	94,307	44 %	92,124	44 %
85.01% to 90.00%	69,803	29 %	67,866	29 %	66,226	28 %	64,549	28 %	63,349	28 %	61,234	28 %	58,098	28 %
85.00% and below	32,747	13 %	32,758	14 %	32,341	14 %	31,361	14 %	29,968	14 %	28,279	13 %	26,208	12 %
Total Primary	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**	**$226,514**	**100 %**	**$222,464**	**100 %**	**$217,477**	**100 %**	**$210,187**	**100 %**
Weighted Avg LTV	93 %		93 %		93 %		93 %		93 %		93 %		93 %	
Debt-To-Income Ratio														
45.01% and above	$40,846	17 %	$38,763	16 %	$36,428	16 %	$34,076	15 %	$31,771	14 %	$30,794	14 %	$30,225	14 %
38.01% to 45.00%	85,226	35 %	83,194	35 %	80,741	35 %	79,147	35 %	78,303	35 %	76,977	35 %	74,674	36 %
38.00% and below	115,741	48 %	115,606	49 %	114,684	49 %	113,291	50 %	112,390	51 %	109,706	51 %	105,288	50 %
Total Primary	**$241,813**	**100 %**	**$237,563**	**100 %**	**$231,853**	**100 %**	**$226,514**	**100 %**	**$222,464**	**100 %**	**$217,477**	**100 %**	**$210,187**	**100 %**
Weighted Avg DTI	37 %		37 %		37 %		37 %		37 %		37 %		37 %	
Primary persistency	82 %		80 %		76 %		69 %		65 %		63 %		56 %	
Avg loan size (thousands)	$255		$251		$246		$242		$237		$233		$228	

[1]Primary insurance in-force represents aggregate unpaid balance for loans the company insures.
[2]Loans with unknown FICO scores are included in the 660-679 category.

Risk In-Force (RIF) [(1)] Metrics

Excludes Run-off business, which is immaterial to our results

(amounts in millions)

	2022						2021							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF
Product														
Primary	$61,124	100 %	$59,911	100 %	$58,295	100 %	$56,881	100 %	$55,866	100 %	$54,643	100 %	$52,866	100 %
Pool	84	- %	89	- %	97	- %	105	- %	117	- %	123	- %	134	- %
Total	**$61,208**	**100 %**	**$60,000**	**100 %**	**$58,392**	**100 %**	**$56,986**	**100 %**	**$55,983**	**100 %**	**$54,766**	**100 %**	**$53,000**	**100 %**
Origination														
Purchase	$52,134	85 %	$50,449	84 %	$48,326	83 %	$46,470	82 %	$44,871	80 %	$43,121	79 %	$41,396	78 %
Refinance	8,990	15 %	9,462	16 %	9,969	17 %	10,411	18 %	10,995	20 %	11,522	21 %	11,470	22 %
Total Primary	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**	**$56,881**	**100 %**	**$55,866**	**100 %**	**$54,643**	**100 %**	**$52,866**	**100 %**
Payment Type														
Monthly	$54,247	89 %	$52,896	88 %	$51,153	88 %	$49,614	87 %	$48,495	87 %	$47,153	86 %	$45,009	85 %
Single	6,324	10 %	6,449	11 %	6,561	11 %	6,658	12 %	6,709	12 %	6,766	13 %	7,049	13 %
Other[(2)]	553	1 %	566	1 %	581	1 %	609	1 %	662	1 %	724	1 %	808	2 %
Total Primary	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**	**$56,881**	**100 %**	**$55,866**	**100 %**	**$54,643**	**100 %**	**$52,866**	**100 %**
Book Year														
2008 and prior	$1,764	3 %	$1,867	3 %	$1,991	3 %	$2,112	3 %	$2,309	4 %	$2,494	4 %	$2,705	5 %
2009-2014	609	1 %	687	1 %	788	1 %	904	2 %	1,062	2 %	1,260	2 %	1,510	3 %
2015	840	1 %	943	2 %	1,058	2 %	1,197	2 %	1,355	2 %	1,549	3 %	1,795	3 %
2016	1,805	3 %	1,964	3 %	2,147	4 %	2,388	4 %	2,676	5 %	3,052	6 %	3,503	7 %
2017	1,792	3 %	1,922	3 %	2,094	4 %	2,324	4 %	2,631	5 %	3,032	6 %	3,556	7 %
2018	1,806	3 %	1,922	3 %	2,092	4 %	2,330	4 %	2,656	5 %	3,086	6 %	3,671	7 %
2019	4,313	7 %	4,575	8 %	4,935	8 %	5,454	10 %	6,239	11 %	7,225	13 %	8,361	16 %
2020	14,891	25 %	15,763	26 %	16,606	28 %	17,574	31 %	18,965	34 %	20,536	37 %	21,787	41 %
2021	20,848	34 %	21,384	36 %	21,959	38 %	22,598	40 %	17,973	32 %	12,409	23 %	5,978	11 %
2022	12,456	20 %	8,884	15 %	4,625	8 %	0	- %	0	- %	0	- %	0	- %
Total Primary	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**	**$56,881**	**100 %**	**$55,866**	**100 %**	**$54,643**	**100 %**	**$52,866**	**100 %**

(1) Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.

(2) Includes loans with annual and split payment types.

Risk In-Force (RIF) [1] Metrics

Excludes Run-off business, which is immaterial to our results

(amounts in millions)

	2022						2021							
	3Q		2Q		1Q		4Q		3Q		2Q		1Q	
	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF	RIF	% of RIF
FICO Scores														
Over 760	$24,965	41 %	$24,252	40 %	$23,326	40 %	$22,489	40 %	$21,767	39 %	$20,908	38 %	$19,829	37 %
740 - 759	9,808	16 %	9,559	16 %	9,267	16 %	9,009	16 %	8,824	16 %	8,628	16 %	8,442	16 %
720 - 739	8,656	14 %	8,484	14 %	8,224	14 %	8,055	14 %	7,966	14 %	7,879	14 %	7,715	15 %
700 - 719	7,200	12 %	7,129	12 %	6,974	12 %	6,907	12 %	6,923	12 %	6,848	13 %	6,678	13 %
680 - 699	5,356	9 %	5,329	9 %	5,334	9 %	5,334	9 %	5,383	10 %	5,385	10 %	5,231	10 %
660 -679[2]	2,739	4 %	2,728	5 %	2,715	5 %	2,638	5 %	2,568	5 %	2,531	5 %	2,484	5 %
640 - 659	1,541	3 %	1,547	3 %	1,550	3 %	1,530	3 %	1,497	3 %	1,494	3 %	1,485	3 %
620 - 639	672	1 %	687	1 %	699	1 %	702	1 %	705	1 %	720	1 %	734	1 %
<620	187	- %	196	- %	206	- %	217	- %	233	- %	250	- %	268	- %
Total Primary	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**	**$56,881**	**100 %**	**$55,866**	**100 %**	**$54,643**	**100 %**	**$52,866**	**100 %**
Loan-To-Value Ratio														
95.01% and above	$10,809	18 %	$10,647	18 %	$10,379	18 %	$9,907	17 %	$9,490	17 %	$9,228	17 %	$9,151	17 %
90.01% to 95.00%	29,379	48 %	28,838	48 %	27,987	48 %	27,608	49 %	27,509	49 %	27,308	50 %	26,637	51 %
85.01% to 90.00%	17,019	28 %	16,517	27 %	16,082	27 %	15,644	27 %	15,322	28 %	14,776	27 %	13,997	26 %
85.00% and below	3,917	6 %	3,909	7 %	3,847	7 %	3,722	7 %	3,545	6 %	3,331	6 %	3,081	6 %
Total Primary	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**	**$56,881**	**100 %**	**$55,866**	**100 %**	**$54,643**	**100 %**	**$52,866**	**100 %**
Debt-To-Income Ratio														
45.01% and above	$10,393	17 %	$9,843	16 %	$9,227	16 %	$8,631	15 %	$8,048	14 %	$7,798	14 %	$7,643	14 %
38.01% to 45.00%	21,603	35 %	21,058	35 %	20,392	35 %	19,974	35 %	19,773	36 %	19,445	36 %	18,888	36 %
38.00% and below	29,128	48 %	29,010	49 %	28,676	49 %	28,276	50 %	28,045	50 %	27,400	50 %	26,335	50 %
Total Primary	**$61,124**	**100 %**	**$59,911**	**100 %**	**$58,295**	**100 %**	**$56,881**	**100 %**	**$55,866**	**100 %**	**$54,643**	**100 %**	**$52,866**	**100 %**

[1] Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.

[2] Loans with unknown FICO scores are included in the 660-679 category.

Delinquency Metrics
Excludes Run-off business, which is immaterial to our results
(dollar amounts in thousands)

	2022 3Q	2022 2Q	2022 1Q	2021 4Q	2021 3Q	2021 2Q	2021 1Q
Average Paid Claim [1]	$42.2	$50.1	$51.6	$27.2	$26.7	$63.1	$54.7
Reserves:							
Primary direct case[2]	$476,063	$525,948	$590,508	$606,102	$612,754	$588,683	$564,208
All other[2]	34,174	32,946	34,771	35,223	34,909	34,838	38,704
Total Reserves	**$510,237**	**$558,894**	**$625,279**	**$641,325**	**$647,663**	**$623,521**	**$602,912**
Beginning Number of Primary Delinquencies	19,513	22,571	24,820	28,904	33,568	41,332	44,904
New delinquencies	9,121	7,847	8,724	8,282	7,427	6,862	10,053
Delinquency cures	(9,588)	(10,806)	(10,860)	(11,929)	(11,746)	(14,473)	(13,478)
Paid claims	(187)	(90)	(107)	(430)	(343)	(143)	(134)
Rescissions and claim denials	(3)	(9)	(6)	(7)	(2)	(10)	(13)
Ending Number of Primary Delinquencies	18,856	19,513	22,571	24,820	28,904	33,568	41,332
Primary delinquency rate	1.99 %	2.06 %	2.40 %	2.65 %	3.08 %	3.60 %	4.48 %
Average Reserve Per Primary Delinquency [3]	$25.2	$27.0	$26.2	$24.4	$21.2	$17.5	$13.7
Beginning Direct Primary Case Reserves	$525,948	$590,508	$606,102	$612,754	$588,683	$564,208	$516,863
Paid claims	(8,349)	(4,810)	(5,617)	(11,213)	(8,293)	(7,377)	(5,933)
Change in reserves	(41,536)	(59,750)	(9,977)	4,561	32,364	31,852	53,278
Ending Reserves	**$476,063**	**$525,948**	**$590,508**	**$606,102**	**$612,754**	**$588,683**	**$564,208**
Incurred Losses[4]							
Current quarter delinquencies[5]	$38,696	$34,654	$39,220	$37,056	$33,047	$30,301	$43,839
Development of current quarter delinquencies[6]	-	-	-	-	-	-	-
Prior period development[7]	(79,005)	(96,217)	(49,666)	(31,084)	1,077	(298)	11,535
Total Incurred Losses	**($40,309)**	**($61,563)**	**($10,446)**	**$5,972**	**$34,124**	**$30,003**	**$55,374**
Policies in Force (count)	**949,052**	**946,891**	**941,689**	**937,350**	**936,934**	**933,616**	**922,186**

[1] Average paid claims in the third quarter of 2022 and the fourth and third quarters of 2021 include payments in relation to agreements on non-performing loans.
[2] Primary direct case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, IBNR, pool, and reinsurance reserves.
[3] Primary direct case reserves divided by primary delinquency count.
[4] Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance.
[5] Defaulted loans with most recent delinquency notice in the quarter indicated.
[6] Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end.

Percentage Reserved by Payment Status Delinquencies Direct Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Direct Case Reserves Risk In- Force Reserves as % of RIF Delinquencies Direct Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 7,446 $48 $401 12% 6,586 $35 $340 10% 6,192 $32 $319 10% 4 - 11 payments in default 6,119 146 358 41% 7,360 111 426 26% 9,021 128 529 24% 12 payments or more in default 5,291 282 295 96% 10,874 460 643 72% 13,691 453 813 56 % Total 18,856 $476 $1,054 45% 24,820 $606 $1,409 43% 28,904 $613 $1,661 37 % September 30, 2022 Missed Payment Status Tables Excludes Run-off business, which is immaterial to our results (dollar amounts in millions) September 30, 2021December 31, 2021

Delinquency Performance
Excludes Run-off business, which is immaterial to our results

September 30, 2022

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	12%	10%	2.02%
Texas	8%	7%	2.10%
Florida [3]	8%	8%	1.93%
New York [3]	5%	14%	2.97%
Illinois [3]	5%	6%	2.53%
Michigan	4%	3%	1.69%
Arizona	3%	2%	1.67%
North Carolina	3%	2%	1.62%
Georgia	3%	3%	2.26%
Pennsylvania [3]	3%	3%	2.11%
All Other States [4]	46%	42%	1.85%
Total	**100%**	**100%**	**1.99%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Chicago-Naperville, IL Metro Division	3%	4%	2.85%
Phoenix, AZ MSA	3%	2%	1.71%
New York, NY Metro Division	3%	9%	3.88%
Atlanta, GA MSA	2%	3%	2.47%
Washington-Arlington, DC Metro Division	2%	2%	1.79%
Houston, TX MSA	2%	3%	2.74%
Riverside-San Bernardino CA MSA	2%	2%	2.74%
Los Angeles-Long Beach, CA Metro Division	2%	2%	2.13%
Dallas, TX Metro Division	2%	2%	1.78%
Nassau County, NY	2%	4%	3.83%
All Other MSAs	77%	67%	1.85%
Total	**100%**	**100%**	**1.99%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	3%	28%	9.71%	5.57%
2009-2014	1%	4%	5.00%	0.70%
2015	1%	4%	3.68%	0.75%
2016	3%	7%	3.14%	0.83%
2017	3%	8%	3.75%	1.03%
2018	3%	10%	4.47%	1.18%
2019	7%	12%	2.65%	0.94%
2020	25%	16%	1.31%	0.86%
2021	34%	10%	0.92%	0.83%
2022	20%	1%	0.26%	0.25%
Total	**100%**	**100%**	**1.99%**	**4.26%**

December 31, 2021

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	11%	12%	3.17%
Texas	8%	8%	2.89%
Florida [3]	7%	9%	2.97%
New York [3]	5%	12%	3.80%
Illinois [3]	5%	6%	3.09%
Michigan	4%	2%	1.87%
Arizona	4%	2%	2.31%
North Carolina	3%	2%	2.18%
Pennsylvania [3]	3%	3%	2.38%
Washington	3%	3%	2.98%
All Other States [4]	47%	41%	2.46%
Total	**100%**	**100%**	**2.65%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Chicago-Naperville, IL Metro Division	3%	4%	3.68%
Phoenix, AZ MSA	3%	2%	2.36%
New York, NY Metro Division	3%	8%	5.32%
Atlanta, GA MSA	2%	3%	3.28%
Washington-Arlington, DC Metro Division	2%	2%	2.96%
Houston, TX MSA	2%	3%	3.61%
Riverside-San Bernardino CA MSA	2%	2%	3.42%
Los Angeles-Long Beach, CA Metro Division	2%	3%	3.95%
Dallas, TX Metro Division	2%	2%	2.31%
Nassau County, NY	2%	4%	5.55%
All Other MSAs	77%	67%	2.44%
Total	**100%**	**100%**	**2.65%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	3%	24%	10.54%	5.59%
2009-2013	1%	2%	5.54%	0.74%
2014	1%	3%	5.51%	0.99%
2015	2%	5%	4.24%	1.04%
2016	4%	8%	3.69%	1.16%
2017	4%	10%	4.78%	1.56%
2018	4%	13%	5.93%	1.88%
2019	10%	19%	3.89%	1.68%
2020	31%	14%	1.50%	1.14%
2021	40%	2%	0.37%	0.36%
Total	**100%**	**100%**	**2.65%**	**4.42%**

September 30, 2021

Top 10 States	% RIF	% Case Reserves [1]	Delq Rate
California	11%	11%	3.91%
Texas	8%	8%	3.47%
Florida [3]	7%	9%	3.73%
New York [3]	5%	12%	4.41%
Illinois [3]	5%	6%	3.53%
Michigan	4%	2%	2.01%
Arizona	4%	2%	2.64%
North Carolina	4%	2%	2.54%
Pennsylvania [3]	3%	3%	2.75%
Washington	3%	3%	3.65%
All Other States [4]	46%	42%	2.80%
Total	**100%**	**100%**	**3.08%**

Top 10 MSAs / Metro Divisions	% RIF	% Case Reserves [1]	Delq Rate
Chicago-Naperville, IL Metro Division	3%	4%	4.38%
Phoenix, AZ MSA	3%	2%	2.64%
New York, NY Metro Division	3%	8%	6.48%
Atlanta, GA MSA	2%	3%	4.00%
Washington-Arlington, DC Metro Division	2%	2%	3.88%
Houston, TX MSA	2%	3%	4.51%
Riverside-San Bernardino CA MSA	2%	2%	4.42%
Los Angeles-Long Beach, CA Metro Division	2%	3%	4.98%
Dallas, TX Metro Division	2%	2%	3.02%
Nassau County, NY	2%	4%	6.93%
All Other MSAs	77%	67%	2.79%
Total	**100%**	**100%**	**3.08%**

Book Year RIF & Losses	% RIF	% Case Reserves [1]	Delq Rate	Cum Delq Rate [2]
2008 and prior	4%	27%	11.52%	5.60%
2009-2013	1%	3%	6.03%	0.78%
2014	1%	3%	5.81%	1.12%
2015	2%	5%	4.67%	1.22%
2016	5%	8%	4.31%	1.45%
2017	5%	10%	5.31%	1.89%
2018	5%	13%	6.51%	2.29%
2019	11%	18%	4.43%	2.14%
2020	34%	12%	1.43%	1.16%
2021	32%	1%	0.24%	0.23%
Total	**100%**	**100%**	**3.08%**	**4.50%**

[1] Direct primary case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.
[2] Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force.
[3] Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed.
[4] Includes the District of Columbia.

Composition of Investments at Fair Value
(amounts in thousands)

	September 30, 2022		June 30, 2022		March 31, 2022		December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021	
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Fixed Maturity Securities:														
U.S. treasuries	$44,654	1%	$49,668	1%	$56,751	1%	$58,408	1%	$65,117	1%	$65,625	1%	$70,832	1%
Municipals	432,229	9%	469,509	10%	508,391	10%	538,453	10%	459,783	9%	408,317	8%	300,104	6%
Non-U.S. government	9,252	0%	21,120	0%	21,529	0%	22,416	0%	22,758	0%	22,950	1%	30,415	1%
U.S. corporate	2,639,184	54%	2,742,523	56%	2,882,497	57%	2,945,303	56%	2,948,106	55%	2,891,598	55%	2,844,775	56%
Non-U.S. corporate	647,063	14%	618,710	13%	629,795	12%	666,594	13%	712,603	13%	692,068	13%	679,302	13%
Residential MBS	11,743	0%	0	0%	0	0%	0	0%	0	0%	0	0%	0	0%
Other asset-backed	1,093,777	22%	1,007,832	20%	994,121	20%	1,035,165	20%	1,167,700	22%	1,175,909	22%	1,180,700	23%
Total available-for-sale fixed maturity securities	**$4,877,902**	**100%**	**$4,909,362**	**100%**	**$5,093,084**	**100%**	**$5,266,339**	**100%**	**$5,376,067**	**100%**	**$5,256,467**	**100%**	**$5,106,128**	**100%**
Fixed Maturity Securities - Credit Quality														
NRSRO[(1)] Designation														
AAA	$503,574	10%	$441,105	9%	$432,633	9%	$482,950	9%	$485,739	9%	$483,513	9%	$475,369	9%
AA	771,698	16%	798,828	16%	839,185	16%	876,294	17%	898,158	17%	841,282	16%	777,345	15%
A	1,699,803	35%	1,686,644	34%	1,736,936	34%	1,791,582	34%	1,829,844	34%	1,763,010	34%	1,786,601	35%
BBB	1,790,168	37%	1,855,984	38%	1,936,838	38%	1,958,901	37%	2,004,994	37%	2,013,940	38%	1,921,999	38%
BB & Lower	112,659	2%	126,801	3%	147,492	3%	156,612	3%	157,332	3%	154,722	3%	144,814	3%
Total fixed maturity securities	**$4,877,902**	**100%**	**$4,909,362**	**100%**	**$5,093,084**	**100%**	**$5,266,339**	**100%**	**$5,376,067**	**100%**	**$5,256,467**	**100%**	**$5,106,128**	**100%**
Average duration	3.7		3.8		3.8		3.9		3.7		3.6		3.6	
Average yield	3.0%		2.8%		2.7%		2.7%		2.7%		2.8%		2.8%	

[(1)]Nationally Recognized Statistical Rating Organizations.

Credit Risk Transfer Transaction Summary
(amounts in millions)

	2021-1 ILN	2020 XOL	2020 ILN	2021-2 ILN	2021 XOL	2021-3 ILN	2022 XOL -3	2022 XOL -4	2022 XOL -5	2022 XOL -1	2022 XOL -2
	1/14-12/18, 4Q'19	*Full Year 2020*	*1/20-8/20*	*9/20-12/20*	*Full Year 2021*	*1/21-6/21*	*7/21-12/21*	*7/21-12/21*	*1/22-6/22*	*Full Year 2022*	*Full Year 2022*
At Closing ($MM)											
Initial CRT Risk In Force	$14,142	$23,047	$14,909	$8,384	$22,373	$12,141	$10,550	$10,550	$8,547	$12,178	$12,178
Initial Reinsurance Amount	$495	$168	$350	$303	$206	$372	$289	$36	$201	$136	$17
Initial First Loss Retention Layer	$212	$691	$522	$189	$671	$304	$317	$264	$256	$365	$304
Initial Attachment % [2]	1.50%	3.00%	3.50%	2.25%	3.00%	2.50%	3.00%	2.50%	3.00%	3.00%	2.50%
Initial Detachment % [2]	5.00%	7.00%	7.00%	7.00%	7.00%	6.75%	7.00%	3.00%	7.00%	7.00%	3.00%
% Of Covered Loss Tier Reinsured	100.00%	18.25%	67.00%	76.00%	23.00%	72.00%	68.45%	68.45%	58.80%	28.50%	28.50%
Commencement Date	03/02/21	01/01/20	10/22/20	04/16/21	01/01/21	09/02/21	03/01/22	03/01/22	09/01/22	01/01/22	01/01/22
Termination Date	08/25/33	12/31/30	10/25/30	10/25/33	12/31/31	02/25/34	12/31/31	12/31/31	12/31/32	12/31/32	12/31/32
Optional Call Date	02/25/26	06/30/27	10/25/27	04/25/28	06/30/28	08/25/28	12/31/28	12/31/28	01/01/30	12/31/30	12/31/30
Clean-Up Call	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%
As of September 30, 2022 ($MM)											
Current CRT Risk In Force [1]	$5,725	$14,788	$7,975	$6,466	$20,653	$10,353	$9,957	$9,957	$8,357	$12,178	$12,178
Current Reinsured Amount	$169	$68	$86	$269	$192	$360	$282	$36	$193	$136	$17
PMIERs Required Asset Credit [3]	$151	$65	$11	$227	$185	$322	$269	$35	$177	$131	$17
Current Attachment % [2]	3.70%	4.67%	6.54%	2.92%	3.25%	2.93%	3.18%	2.65%	3.07%	3.00%	2.50%
Current Detachment % [2]	6.64%	7.18%	8.16%	8.38%	7.30%	7.76%	7.31%	3.18%	7.00%	6.92%	3.00%
Enact Claims Paid	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Incurred Losses Ever To Date [4]	$26	$77	$40	$22	$47	$25	$14	$14	$2	$4	$4
Remaining First Loss Retention Layer	$212	$691	$522	$189	$671	$304	$317	$264	$256	$365	$304
Reinsurer Claims Paid	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

[1] The total primary risk in force is $61.1B and the total current risk in force covered by a CRT is $54.2B.
[2] Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in force at which the reinsurer begins and stops paying claims under the policy.
[3] Current PMIERs required asset credit considers the counterparty credit haircut.
[4] Incurred losses ever to date shown does not include IBNR or loss adjustment expenses.
Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note

Capital & PMIERs
(dollar amounts in millions)

	2022			2021			
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
COMBINED STAT:							
Statutory policyholders' surplus	$1,348	$1,277	$1,442	$1,397	$1,558	$1,567	$1,557
Contingency reserves	3,424	3,297	3,168	3,042	2,914	2,783	2,652
Combined statutory capital	**$4,772**	**$4,574**	**$4,610**	**$4,439**	**$4,472**	**$4,350**	**$4,209**
Adjusted RIF[1]	$58,542	$57,407	$55,512	$54,201	$52,752	$51,436	$49,347
Combined risk-to-capital ratio ("RTC")	12.3	12.6	12.0	12.2	11.8	11.8	11.7
EMICO[2] STAT:							
Statutory policyholders' surplus	$1,296	$1,226	$1,390	$1,346	$1,508	$1,487	$1,477
Contingency reserves	3,422	3,294	3,167	3,041	2,913	2,782	2,652
EMICO statutory capital	**$4,718**	**$4,520**	**$4,557**	**$4,387**	**$4,421**	**$4,269**	**$4,129**
Adjusted RIF[1]	$58,233	$57,169	$55,321	$54,033	$52,608	$51,312	$49,249
EMICO risk-to-capital ratio	12.3	12.6	12.1	12.3	11.9	12.0	11.9
PMIERs Available Assets[3]	**$5,292**	**$5,147**	**$5,222**	**$5,077**	**$5,126**	**$4,926**	**$4,769**
PMIERs Gross Required Assets[3]	(4,773)	(4,789)	(4,855)	(4,868)	(5,006)	(5,151)	(5,302)
PMIERs Reinsurance Credit	1,590	1,511	1,622	1,404	1,597	1,406	1,285
PMIERs COVID-19 Haircut	140	178	272	390	570	760	1,012
PMIERs Net Required Assets	**($3,043)**	**($3,100)**	**($2,961)**	**($3,074)**	**($2,839)**	**($2,985)**	**($3,005)**
Available Assets Above PMIERs Requirements[3]	**$2,249**	**$2,047**	**$2,261**	**$2,003**	**$2,287**	**$1,941**	**$1,764**
PMIERs Sufficiency Ratio[3]	**174 %**	**166 %**	**176 %**	**165%**	**181%**	**165%**	**159%**

[1] Adjusted RIF for purposes of calculating combined statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies.

[2] Enact Mortgage Insurance Corporation (EMICO), the company's principal U.S. mortgage insurance subsidiary.

[3] The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the company which remain in effect until certain conditions are met. These restrictions required EMICO to maintain 115% of published PMIERs minimum required assets among other restrictions as of December 31, 2021. Effective January 1, 2022, these requirements increased to 120%.